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
           Number                                              [Logo]                                           Shares

            CSC

       Common Stock                        INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON              SEE REVERSE FOR
                                                                                                        CERTAIN RESTRICTIONS
                                                                                                           AND DEFINITIONS

                                                                                                         CUSIP 198516 10 6

This Certifies that


                                                              SPECIMEN

is the owner of

                                       FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

                                                     COLUMBIA SPORTSWEAR COMPANY

                          transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
                             This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                                        WITNESS the facsimile seal of the Corporation and the
                                        facsimile signatures of its duly authorized officers.


             Dated:

                                                     COLUMBIA SPORTSWEAR COMPANY
                                                            CORPOATE SEAL
                                                               OREGON

        TIMOTHY P. BOYLE                                                                      GERTRUDE BOYLE

            PRESIDENT                                                                      CHAIRMAN OF THE BOARD

                                                                                       COUNTERSIGNED AND REGISTERED:
                                                                                            CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                                                 TRANSFER AGENT AND REGISTER

                                                                                       BY

                                                                                                       AUTHORIZED SIGNATURE

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     The Corporation is authorized to issue different classes of shares or different series within a class. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights applicable to each class authorized to be issued and the variations in the rights, preferences and limitations between the shares of each series so far as the same has been determined. The board of directors is authorized to determine the relative rights and preferences of a series before the issuance of any shares of that series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common               (Oregon Custodians use the following)
    TEN ENT -- as tenants by the entireties       (Name) CUST UL OREG (Name) MIN -- ............................. as Custodian under
    JT TEN  -- as joint tenants with rights
               of survivorship and not as                                           the laws of Oregon, for ........................
               tenants in common                                                    a minor

                                                  (Name) CUST (Name) (State) UNIF GIFT MIN ACT -- .............Custodian............
                                                                                                     (Cust)               (Minor)

                                                                                    Under .............. Uniform Gifts to Minors Act
                                                                                             (State)

                              Additional abbreviations may also be used though not in the above list.

For Value Received, __________________________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE

-----------------------------


-----------------------------

____________________________________________________________________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____________________________________________________________________________________________________________________________________


____________________________________________________________________________________________________________________________________


_____________________________________________________________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________________

                                                ____________________________________________________________________________________
                                                NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                         UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                                         ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



By _____________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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